EXHIBIT 10.2
   CHANGE OF CONTROL AGREEMENT BETWEEN PREMIER BANCORP, INC., PREMIER BANK AND
                               JOHN C. SOFFRONOFF

Incorporated by reference to Exhibit 10.2 to PBI's Quarterly Report on Form 10-QSB filed with the SEC on November 13, 1998.

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